UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2005

Structured Asset Securities Corporation (as Depositor under the Trust Agreement dated as of September 1, 2005, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-4)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-127589 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-4, which was made on December 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.03 of the Trust Agreement for the distribution on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 3, 2006
Lehman XS Trust
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Administrator:
Kim Sturm 312.904.4373
kimberly.sturm@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Realized Loss Detail
Substitution Detail History
Page 2-3
Page 4-6

Page 11-13
Page 14-16
Page 17-19

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
LHXS0504
LHXS0504_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Sep-05
25-Oct-05
25-Oct-35
Parties to The Transaction
Issuer: Lehman Brothers Inc.
Depositor: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services LLC
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.572921%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Lehman XS Trust
Mortgage Pass-Through Certificates
Series 2005-4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
355
Bond Payments
Statement Date:
ABN AMRO Acct: 723026.1
873.494674347
94.675266326
0.000000000
778.819408021
3.341602408
4.4887500000%
0.00
0.00
0.000000000
4.3037500000%
0.000000000
525221BY2
1-A1
208,842,000.00
19,772,171.97
0.00
162,650,202.81
697,866.93
182,422,374.78
1000.000000000
0.000000000
0.000000000
1000.000000000
3.967777746
4.6487500000%
0.00
0.00
0.000000000
4.4637500000%
0.000000000
525221BZ9
1-A2
141,082,000.00
0.00
0.00
141,082,000.00
559,782.02
141,082,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.083333388
4.7787500000%
0.00
0.00
0.000000000
4.5937500000%
0.000000000
525221CA3
1-A3
61,532,000.00
0.00
0.00
61,532,000.00
251,255.67
61,532,000.00
935.789913597
48.054158938
0.000000000
887.735754659
3.721324482
4.6587500000%
0.00
0.00
0.000000000
4.4737500000%
0.000000000
525221CB1
1-A4
45,716,000.00
2,196,843.93
0.00
40,583,727.76
170,124.07
42,780,571.69
943.477496146
0.000000000
0.000000000
900.144573399
0.589673440
0.00
0.00
0.000000000
0.7500000000%
0.000000000
N
525221CC9
1-AX
174,189,582.00
0.00
0.00
156,795,806.98
102,714.97
164,343,950.68
936.963155288
36.880867098
0.000000000
900.082288190
3.642704532
4.5587500000%
0.00
0.00
0.000000000
4.3737500000%
0.000000000
525221CG0
2-A1A
88,629,000.00
3,268,714.37
0.00
79,773,393.12
322,849.26
83,042,107.49
936.963155333
36.880867200
0.000000000
900.082288133
4.305866267
5.1700000000%
0.00
0.00
0.000000000
5.1700000000%
0.000000000
525221CH8
2-A1B
75,000,000.00
2,766,065.04
0.00
67,506,171.61
322,939.97
70,272,236.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.366666667
5.2400000000%
0.00
0.00
0.000000000
5.2400000000%
0.000000000
525221CJ4
2-A2
48,534,000.00
0.00
0.00
48,534,000.00
211,931.80
48,534,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.166666500
5.0000000000%
0.00
0.00
0.000000000
5.0000000000%
0.000000000
525221CK1
2-A3A
20,000,000.00
0.00
0.00
20,000,000.00
83,333.33
20,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.491666808
5.3900000000%
0.00
0.00
0.000000000
5.3900000000%
0.000000000
525221CL9
2-A3B
23,656,000.00
0.00
0.00
23,656,000.00
106,254.87
23,656,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.425000177
5.3100000000%
0.00
0.00
0.000000000
5.3100000000%
0.000000000
525221CM7
2-A4
28,303,000.00
0.00
0.00
28,303,000.00
125,240.78
28,303,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.275000000
5.1300000000%
0.00
0.00
0.000000000
5.1300000000%
0.000000000
525221CN5
2-A5A
29,116,000.00
0.00
0.00
29,116,000.00
124,470.90
29,116,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.275002038
5.1300000000%
0.00
0.00
0.000000000
5.1300000000%
0.000000000
525221CP0
2-A5B
2,453,000.00
0.00
0.00
2,453,000.00
10,486.58
2,453,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.172222125
4.8787500000%
0.00
0.00
0.000000000
4.6937500000%
0.000000000
525221CD7
1-M1
22,843,000.00
0.00
0.00
22,843,000.00
95,306.07
22,843,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.350000000
5.0787500000%
0.00
0.00
0.000000000
4.8937500000%
0.000000000
525221CE5
1-M2
10,202,000.00
0.00
0.00
10,202,000.00
44,378.70
10,202,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.163982585
6.1287500000%
0.00
1,000.00
0.133958473
5.6587769789%
0.000000000
525221CF2
1-M3
7,465,000.00
0.00
0.00
7,465,000.00
38,549.13
7,465,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.458333455
5.3500000000%
0.00
0.00
0.000000000
5.3500000000%
0.000000000
525221CQ8
2-M1
13,651,000.00
0.00
0.00
13,651,000.00
60,860.71
13,651,000.00
23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.572921%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Lehman XS Trust
Mortgage Pass-Through Certificates
Series 2005-4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
355
Bond Payments
Statement Date:
ABN AMRO Acct: 723026.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.666667318
5.6000000000%
0.00
0.00
0.000000000
5.6000000000%
0.000000000
525221CR6
2-M2
5,119,000.00
0.00
0.00
5,119,000.00
23,888.67
5,119,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.150000000
6.1800000000%
0.00
0.00
0.000000000
6.1800000000%
0.000000000
525221CS4
2-M3
5,118,000.00
0.00
0.00
5,118,000.00
26,357.70
5,118,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
74993.400000000
0.00
7,499.34
74993.400000000
N/A
0.000000000
9ABSX9258
1-P
100.00
0.00
0.00
100.00
7,499.34
100.00
1000.000000000
0.000000000
0.000000000
1000.000000000
37874.000000000
0.00
3,787.40
37874.000000000
N/A
0.000000000
9ABSX9274
2-P
100.00
0.00
0.00
100.00
3,787.40
100.00
943.477495178
0.000000000
0.000000000
900.144572489
0.000000000
0.00
)
(402,891.04
)
(0.809530985
1.0296347265%
0.000000000
N
9ABSX9266
1-X
497,684,520.50
0.00
0.00
447,988,019.94
0.00
469,554,144.79
972.475340126
0.000000000
0.000000000
954.792871711
1.277847478
0.00
0.00
0.000000000
1.5768183488%
0.000000000
N
9ABSX9282
2-X
341,286,027.98
0.00
0.00
325,857,466.73
436,111.49
331,892,246.14
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX9290
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX9308
R-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LT1-R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LT2-R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LT3-R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(390,604.30
837,261,200.00
797,591,490.61
31,829,785.67
Total
769,587,695.30
28,003,795.31
0.00
3,825,990.36
23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,249,467.44
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,384,916.24
Unscheduled Interest:
Prepayment Penalties
11,286.74
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
11,286.74
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
4,233,327.87
0.00
0.00
0.00
0.00
0.00
222,052.67
7,616.75
229,669.42
701,065.36
26,670,169.48
0.00
0.00
0.00
27,371,234.84
27,600,904.26
31,834,232.13
31,834,232.13
801,446,390.93
3,702
229,669.42
27,371,234.84
103
0.00
0.00
0
0.00
0
773,845,486.67
3,599
167,000.69
3,169,285.24
7,616.75
135,448.80
169,409.79
3,215,988.83
162,875.11
0.00
0.00
4,953.56
167,828.67
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(162,875.11
4,233,327.87
Interest Not Advanced (
Current Period
)
0.00
135,448.80
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(88,745.21
)
(5,207.65
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
4,257,991.37
111,807.01
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
27,600,904.26
0.00
27,600,904.26
Principal Distribution Amount
0

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Statement Date:
Cash Reconciliation Summary Pool 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
2,395,589.27
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,460,518.43
Unscheduled Interest:
Prepayment Penalties
7,499.34
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
7,499.34
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,372,219.99
0.00
0.00
0.00
0.00
0.00
78,814.98
2,122.61
80,937.59
561,696.20
20,923,491.06
0.00
0.00
0.00
21,485,187.26
21,566,124.85
23,938,344.84
23,938,344.84
469,554,144.79
1,789
80,937.59
21,485,187.26
70
0.00
0.00
0
0.00
0
447,988,019.94
1,719
59,303.63
1,761,998.92
2,122.61
64,929.17
58,754.90
1,764,034.95
95,797.79
0.00
0.00
2,383.18
98,180.96
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(95,797.79
2,372,219.99
Interest Not Advanced (
Current Period
)
0.00
64,929.17
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(62,893.13
)
(2,671.34
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
1,630,089.36
111,807.01
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
21,566,124.85
0.00
21,566,124.85
Principal Distribution Amount
0

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Statement Date:
Cash Reconciliation Summary Pool 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,853,878.17
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,924,397.80
Unscheduled Interest:
Prepayment Penalties
3,787.40
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
3,787.40
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,861,107.88
0.00
0.00
0.00
0.00
0.00
143,237.69
5,494.14
148,731.83
139,369.16
5,746,678.42
0.00
0.00
0.00
5,886,047.58
6,034,779.41
7,895,887.29
7,895,887.29
331,892,246.14
1,913
148,731.83
5,886,047.58
33
0.00
0.00
0
0.00
0
325,857,466.73
1,880
107,697.06
1,407,286.32
5,494.14
70,519.63
110,654.89
1,451,953.88
67,077.32
0.00
0.00
2,570.38
69,647.70
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(67,077.32
1,861,107.88
Interest Not Advanced (
Current Period
)
0.00
70,519.63
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(25,852.08
)
(2,536.31
0.00
0.00
0.00
Overcollateralization Amount
Overcollateralization Deficiency
2,627,902.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
6,034,779.41
0.00
6,034,779.41
Principal Distribution Amount
0

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Interest Adjustments Summary
Statement
Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
11,286.74
11,286.74
Total Excess Allocated to the Bonds
11,286.74
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
11,286.74
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
0.00
0.00
No
0.00
0.00
1-A1
Act/360
32
697,866.93
0.00
697,866.93
697,866.93
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
1-A2
Act/360
32
559,782.02
0.00
559,782.02
559,782.02
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
1-A3
Act/360
32
251,255.67
0.00
251,255.67
251,255.67
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
1-A4
Act/360
32
170,124.07
0.00
170,124.07
170,124.07
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
1-AX
30/360
30
102,714.97
0.00
102,714.97
102,714.97
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-A1A
Act/360
32
322,849.26
0.00
322,849.26
322,849.26
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-A1B
30/360
32
322,939.97
0.00
322,939.97
322,939.97
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-A2
30/360
30
211,931.80
0.00
211,931.80
211,931.80
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-A3A
30/360
30
83,333.33
0.00
83,333.33
83,333.33
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-A3B
30/360
30
106,254.87
0.00
106,254.87
106,254.87
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-A4
30/360
30
125,240.78
0.00
125,240.78
125,240.78
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-A5A
30/360
30
124,470.90
0.00
124,470.90
124,470.90
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-A5B
30/360
30
10,486.58
0.00
10,486.58
10,486.58
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
1-M1
Act/360
32
95,306.07
0.00
95,306.07
95,306.07
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
1-M2
Act/360
32
44,378.70
0.00
44,378.70
44,378.70
0.00
0.00
0.00
0.00
0.00
0.00
Yes
1,000.00
890.95
1-M3
Act/360
32
37,549.13
0.00
38,549.13
38,549.13
0.00
0.00
890.95
0.00
0.00
0.00
No
0.00
0.00
2-M1
30/360
30
60,860.71
0.00
60,860.71
60,860.71
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-M2
30/360
30
23,888.67
0.00
23,888.67
23,888.67
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-M3
30/360
30
26,357.70
0.00
26,357.70
26,357.70
0.00
0.00
0.00
0.00
402,891.04
0.00
No
0.00
0.00
1-X
30/360
0
402,891.04
1,224,677.82
1,627,568.86
0.00
1,627,568.86
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
2-X
30/360
0
436,111.49
920,874.03
1,356,985.52
436,111.49
920,874.03
0.00
0.00
4,216,594.66
2,145,551.85
0.00
1,000.00
0.00
402,891.04
6,363,146.51
3,814,703.62
2,548,442.89
890.95
0.00
890.95
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
6.00
1.00
1-A1
NA
NA
10/25/2035
162,650,202.81
0.00
0.00
182,422,374.78
208,842,000.00
19,409,568.97
0.00
0.00
362,603.00
0.00
1-A2
NA
NA
10/25/2035
141,082,000.00
0.00
0.00
141,082,000.00
141,082,000.00
0.00
0.00
0.00
0.00
0.00
1-A3
NA
NA
10/25/2035
61,532,000.00
0.00
0.00
61,532,000.00
61,532,000.00
0.00
0.00
0.00
0.00
0.00
1-A4
NA
NA
10/25/2035
40,583,727.76
0.00
0.00
42,780,571.69
45,716,000.00
2,156,555.88
0.00
0.00
40,288.05
0.00
1-AX
NA
NA
9/25/2008
156,795,806.98
0.00
0.00
164,343,950.68
174,189,582.00
0.00
0.00
0.00
0.00
0.00
2-A1A
NA
NA
10/25/2035
79,773,393.12
0.00
0.00
83,042,107.49
88,629,000.00
3,268,714.37
0.00
0.00
0.00
0.00
2-A1B
NA
NA
10/25/2035
67,506,171.61
0.00
0.00
70,272,236.65
75,000,000.00
2,766,065.04
0.00
0.00
0.00
0.00
2-A2
NA
NA
10/25/2035
48,534,000.00
0.00
0.00
48,534,000.00
48,534,000.00
0.00
0.00
0.00
0.00
0.00
2-A3A
NA
NA
10/25/2035
20,000,000.00
0.00
0.00
20,000,000.00
20,000,000.00
0.00
0.00
0.00
0.00
0.00
2-A3B
NA
NA
10/25/2035
23,656,000.00
0.00
0.00
23,656,000.00
23,656,000.00
0.00
0.00
0.00
0.00
0.00
2-A4
NA
NA
10/25/2035
28,303,000.00
0.00
0.00
28,303,000.00
28,303,000.00
0.00
0.00
0.00
0.00
0.00
2-A5A
NA
NA
10/25/2035
29,116,000.00
0.00
0.00
29,116,000.00
29,116,000.00
0.00
0.00
0.00
0.00
0.00
2-A5B
NA
NA
10/25/2035
2,453,000.00
0.00
0.00
2,453,000.00
2,453,000.00
0.00
0.00
0.00
0.00
0.00
1-M1
NA
NA
10/25/2035
22,843,000.00
0.00
0.00
22,843,000.00
22,843,000.00
0.00
0.00
0.00
0.00
0.00
1-M2
NA
NA
10/25/2035
10,202,000.00
0.00
0.00
10,202,000.00
10,202,000.00
0.00
0.00
0.00
0.00
0.00
1-M3
NA
NA
10/25/2035
7,465,000.00
0.00
0.00
7,465,000.00
7,465,000.00
0.00
0.00
0.00
0.00
0.00
2-M1
NA
NA
10/25/2035
13,651,000.00
0.00
0.00
13,651,000.00
13,651,000.00
0.00
0.00
0.00
0.00
0.00
2-M2
NA
NA
10/25/2035
5,119,000.00
0.00
0.00
5,119,000.00
5,119,000.00
0.00
0.00
0.00
0.00
0.00
2-M3
NA
NA
10/25/2035
5,118,000.00
0.00
0.00
5,118,000.00
5,118,000.00
0.00
0.00
0.00
0.00
0.00
1-X
NA
NA
10/25/2035
447,988,019.94
0.00
0.00
469,554,144.79
497,684,520.50
0.00
0.00
0.00
0.00
0.00
2-X
NA
NA
10/25/2035
325,857,466.73
0.00
0.00
331,892,246.14
341,286,027.98
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
27,600,904.26
0.00
0.01
402,891.04
837,261,000.00
769,587,495.30
797,591,290.61
23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Other Related Information
Statement Date:
$2,852.04
Insurance Premium 1-A4
Insured Payments to Class:
0.00
1-A4
Insurance Premium 2-A4
$2,594.44
2-4A
0.00

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.44%
0.68%
0.00%
0.00%
0
0.00%
0
0.00%
0.08%
0.02%
0.00%
0.00%
27-Dec-05
16
5,254,707
0
0
3
180,430
0
0
3,580
768,410,350
99.47%
99.30%
0.16%
0.12%
0.05%
0.02%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
6
964,231
2
151,186
0
0
0
0
3,694
800,330,974
99.78%
99.86%
0.13%
0.13%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
5
1,091,350
0
0
0
0
0
0
3,793
823,068,038
99.87%
99.87%

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Pool 1
0.52%
0.77%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
9
3,436,318
0
0
0
0
0
0
1,710
444,551,702
99.48%
99.23%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
0
0
0
0
0
0
0
0
1,789
469,554,145
100.00%
100.00%
0.16%
0.15%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
3
743,752
0
0
0
0
0
0
1,855
485,432,245
99.84%
99.85%

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Pool 2
0.37%
0.56%
0.00%
0.00%
0
0.00%
0
0.00%
0.16%
0.06%
0.00%
0.00%
27-Dec-05
7
1,818,388
0
0
3
180,430
0
0
1,870
323,858,648
99.47%
99.39%
0.31%
0.29%
0.10%
0.05%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
6
964,231
2
151,186
0
0
0
0
1,905
330,776,829
99.58%
99.66%
0.10%
0.10%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
2
347,598
0
0
0
0
0
0
1,938
337,635,793
99.90%
99.90%

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
2
104,929
2
420,658
0
0
1
75,501
0
0
0.00%
0.00%
0.06%
0.01%
0.03%
0.01%
0.06%
0.05% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.08%
0.04%
0
0
3
329,795
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 1
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
1
216,750
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.06%
0.05% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 2
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
2
104,929
1
203,908
0
0
1
75,501
0
0
0.00%
0.00%
0.11%
0.03%
0.05%
0.02%
0.05%
0.06% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.16%
0.10%
0
0
3
329,795
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 1
Current Total
Cumulative
23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Lehman XS Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4
ABN AMRO Acct: 723026.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 2
Current Total
Cumulative
23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Lehman XS Trust
Substitution Detail History
ABN AMRO Acct: 723026.1
Series 2005-4
Mortgage Pass-Through Certificates
23-Dec-05
25-Jan-06
25-Nov-05
27-Dec-05
27-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the
Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the
Mortgaged Properties.
(A)
23-Dec-2005 - 14:48 (X906 - X931) (c) 2005 LaSalle Bank N.A.

Original Property